UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2024

Kingfish Holding Corporation
(Exact name of registrant as specified in charter)

Delaware	000-52375	20-4838580
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

822 62nd Street Circle East, Bradenton, Florida	34208
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (941) 487-3653

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

(a)

Kingfish Holding Corporation, a Delaware corporation (the “Company,” “Kingfish,” “we,” or "our") held its Annual Meeting of Stockholders on March 15, 2024 (“2024 Annual Meeting”). At the meeting, the matters set forth below were submitted for a vote of security holders.

(b)

As of the close of business on February 13, 2024, which was the record date for the 2024 Annual Meeting, 123,425,281 shares of Kingfish common stock, par value $0.0001 per share (“Common Stock”), were outstanding and entitled to vote.

Set forth below are the proposals voted upon at the 2024 Annual Meeting, and the final vote tabulation that certified the voting results as received from the Inspector of Election. Based on the results, at least 85,446,710 shares of Common Stock were voted in person or by proxy at the 2024 Annual Meeting, representing 69.23% percent of the shares entitled to be voted. Percentages are based on the total votes cast. Under the corporate law of Delaware, where we are incorporated, abstentions are not counted as votes cast.

The final voting results for the proposals presented at the 2024 Annual Meeting were as follows:

Proposal 1 – Election of Directors

Nominees	Votes For	% For	Votes Against	% Against	Abstentions
Ted Sparling	85,446,710	100	0	0	0
James K. Toomey	85,446,710	100	0	0	0
James LaManna	85,446,710	100	0	0	0

Proposal 2 – Vote to Approve Agreement and Plan of Merger with Renovo Resource Solutions, Inc.

	Number of Votes	% of Votes Cast	% of Outstanding Shares
Votes Cast For Approval:	85,446,710	100	69.23
Votes Cast Against Approval:	0	0	0
Abstentions:	0	0	0

Proposal 3 – Vote to Approve Amended and Restated Certificate of Incorporation for Reverse Stock Split, Change to Authorized Capital Stock, and Adoption of Officers Indemnification Provisions

	Number of Votes	% of Votes Cast	% of Outstanding Shares
Votes Cast For Approval:	85,446,710	100	69.23
Votes Cast Against Approval:	0	0	0
Abstentions:	0	0	0

Proposal 4 – Ratification of Independent Auditors

	Number of Votes	% of Votes Cast	% of Outstanding Shares
Votes Cast For Approval:	85,446,710	100	69.23
Votes Cast Against Approval:	0	0	0
Abstentions:	0	0	0

The implementation and filing of the approved Amendment to Certificate of Incorporation is subject to the discretion of the Board of Directors of Kingfish.  It is currently anticipated that filing Amendment to Certificate of Incorporation will occur prior to the consummation of the approved Agreement and Plan of Merger with Renovo Resource Solutions, Inc.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGFISH HOLDING CORPORATION

Date: March 18, 2024	By:	/s/ Ted Sparling
Ted Sparling President and Chief Executive Officer

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